UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): May 17, 2004

COMDIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9023	94-2443673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Road Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 554-5000

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Comdial Corporation on May 17, 2004 reporting first quarter 2004 results.

Item 12. Results of Operations and Financial Condition

On May 17, 2004, Comdial Corporation issued a press release reporting its results for the first quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

The announcement includes disclosures of the Company’s EBITDA (which is a non-GAAP financial measure) for certain periods with reconciliation to the comparable GAAP measure. EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. Although EBITDA is a non-GAAP financial measure, it is used extensively by management as one of the primary metrics for evaluating operating performance. The Company believes it is also useful for investors to understand EBITDA and its trends as it provides a link between profitability and operating cash flow.

The information in this Form 8-K, including the accompanying exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMDIAL CORPORATION

By:	/s/ Kenneth M. Clinebell
Kenneth M. Clinebell
Senior Vice President and
Chief Financial Officer

Dated: May 20, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Comdial Corporation on May 17, 2004 reporting first quarter 2004 results.

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